Janus Income Funds

                       SUPPLEMENT DATED JUNE 26, 2002 TO
                   THE SEMIANNUAL REPORT DATED APRIL 30, 2002

    The semiannual report is hereby amended by replacing Proposal 3 under Shareholder Meeting on pages 54-55 with the following:

PROPOSAL 3
To authorize the trustees to adopt an Amended and Restated Agreement and Declaration of Trust.

                                                                        Number of Shares
                                Record                                                               Broker
                              Total Shares        Affirmative        Against         Abstain        Non-Votes
--------------------------------------------------------------------------------------------------------------
Janus Investment Fund        23,887,649,912     12,373,917,860     894,447,064     243,937,574     453,315,711
--------------------------------------------------------------------------------------------------------------


                                                                Percentage of Outstanding Shares
                                                                                                     Broker
                                                  Affirmative        Against         Abstain        Non-Votes
                                                  ------------------------------------------------------------
                                                    51.80%            3.74%           1.02%           1.90%
                                                  ------------------------------------------------------------


                                                                   Percentage of Shares Voted
                                                                                                     Broker
                                                  Affirmative        Against         Abstain        Non-Votes
                                                  ------------------------------------------------------------
                                                    88.60%            6.40%           1.75%           3.25%
                                                  ------------------------------------------------------------